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                                                                      EXHIBIT 23





                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-49669) of Hillenbrand Industries, Inc. of our report dated January 12, 2001, except as to Note 16, which is as of January 22, 2001, relating to the financial statements and financial statement schedule, which appear in this Form 10-K.



/S/ PricewaterhouseCoopers LLP


PricewaterhouseCoopers LLP
Indianapolis, Indiana
February 21, 2001